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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: February 7, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On February 7, 2005, the Company announced that the ATWOOD HUNTER has been awarded an additional contract by Burullus Gas Co. ("Burullus") to drill two firm wells off the coast of Egypt, which is estimated to take 270 days to complete. This contract requires that the rig be upgraded to include the capability of drilling high pressure wells (15,000 P.S.I.). The cost of the required equipment upgrade is estimated to be approximately $8 million (including approximately $5.0 million of equipment previously acquired but excluding rig time necessary to effect the upgrades), with equipment installation estimated to take approximately 30 days to complete. The equipment upgrade will commence immediately upon completion of the rig's current drilling program with Burullus (estimated September 2005). The contract provides for a dayrate of $62,400 during the upgrade period (estimated 30 days), an upgrade fee of $1.5 million payable at the completion of the equipment upgrade period, an operating dayrate of $125,000 during the drilling of the two firm wells
(estimated 270 days), and a demobilization fee of $500,000 if the rig has no immediate ongoing work upon contract completion.

     A copy of the press release announcing the contract awarded to the ATWOOD HUNTER is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-99.1  Press Release dated February 7, 2005

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ATWOOD OCEANICS, INC.
                               (Registrant)



                               /s/ James M. Holland
                               James M. Holland
                               Senior Vice President

                               DATE: February 7, 2005



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                                  EXHIBIT INDEX


EXHIBIT NO.                       DESCRIPTION


EX - 99.1          Press Release dated February 7, 2005



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                               EXHIBIT EX. - 99.1

             ATWOOD ANNOUNCES CONTRACT AWARDED TO THE ATWOOD HUNTER


Houston, Texas
7 February 2005

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc. (Houston based International Offshore Drilling Contractor - NYSE ATW) announced that the ATWOOD HUNTER has been awarded an additional contract by Burullus Gas Co. ("Burullus") to drill two firm wells off the coast of Egypt, which is estimated to take 270 days to complete. This contract requires that the rig be upgraded to include the capability of drilling high pressure wells (15,000 P.S.I.). The cost of the required equipment upgrade is estimated to be approximately $8 million (including approximately $5.0 million of equipment previously acquired but excluding rig time necessary to effect the upgrades), with equipment installation estimated to take approximately 30 days to complete. The equipment upgrade will commence immediately upon completion of the rig's current drilling program with Burullus (estimated September 2005). The contract provides for a dayrate of $62,400 during the upgrade period (estimated 30 days), an upgrade fee of $1.5 million payable at the completion of the equipment upgrade period, an operating dayrate of $125,000 during the drilling of the two firm wells (estimated 270 days), and a demobilization fee of $500,000 if the rig has no immediate ongoing work upon contract completion.



     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.



                                                           Contact:  Jim Holland
                                                                  (281) 749-7804

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